UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2024

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36609	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street
Chicago, Illinois		60603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2024, Northern Trust Corporation (the “Corporation”) announced the following changes to its leadership structure, each effective October 1, 2024:

•	Peter B. Cherecwich, currently President – Asset Servicing, will become Chief Operating Officer;

•	Teresa A. Parker, who had most recently served as President – Europe, Middle East, and Africa, will become President –Asset Servicing;

•	Steven L. Fradkin, currently President – Wealth Management, will become Vice Chairman;

•	Jason J. Tyler, currently Chief Financial Officer, will become President – Wealth Management;

•	David W. Fox, Jr., currently President – Global Family & Private Investment Offices, will become Chief Financial Officer;

Each of these officers will serve for the term provided in the Corporation’s By-laws.

Mr. Cherecwich, age 59, has served as President – Asset Servicing since 2017. Prior to that, Mr. Cherecwich served as President of Global Fund Services from 2010 to 2017 and as Chief Operating Officer of the Asset Servicing business from 2008 to 2014. From 2007 to 2008, he served as Head of Institutional Strategy & Product Development. Before joining Northern Trust in 2007, Mr. Cherecwich served in several executive and operational roles at State Street Corporation.

Mr. Fox, age 65, has served as President – Global Family & Private Investment Offices since 2015. Prior to that, Mr. Fox served as Head of the Americas for the Asset Servicing business from 2012 to 2015. Before joining Northern Trust in 2012, Mr. Fox served in various leadership roles within J.P. Morgan Chase & Co.

A copy of the press release announcing the events described above is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release of Northern Trust Corporation, dated September 10, 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION

(Registrant)

Dated: September 10, 2024	By:	/s/ Brad A. Kopetsky
Brad A. Kopetsky
Executive Vice President, Deputy General Counsel and Corporate Secretary